                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS, INC.                 PETITION DATE: 07/16/01

                                                    CASE NUMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: APRIL   YEAR: 2002


                 MONTH                    10/31/01        11/30/01        12/31/01
-------------------------------------------------------------------------------------
REVENUES (MOR-6)                       $  21,691,268   $  21,898,981    $ 18,571,799

INCOME BEFORE INT. DEPREC./TAX (MOR-6) $  (1,550,037)  $  (4,402,886)   $ (1,583,651)

NET INCOME (LOSS) (MOR-6)              $  (5,850,757)  $  (8,543,837)   $ (5,648,707)

PAYMENTS TO INSIDERS (MOR-9)           $     156,110   $     106,743    $    204,995

PAYMENTS TO PROFESSIONALS (MOR-9)      $   1,408,481   $     802,884    $    683,788

TOTAL DISBURSEMENTS (MOR-7)            $  72,465,946   $  64,901,653    $ 62,720,965


                 MONTH                    1/31/02        2/28/02       3/31/02        4/30/02
------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                        $ 20,053,870   $ 20,096,849  $ 21,923,335   $ 42,567,625

INCOME BEFORE INT. DEPREC./TAX (MOR-6)  $ (2,798,067)  $ (2,749,269) $   (148,300)  $  5,024,220

NET INCOME (LOSS) (MOR-6)               $ (7,180,158)  $ (6,872,689) $ (4,363,757)  $    495,693

PAYMENTS TO INSIDERS (MOR-9)            $    142,597   $    116,429  $    150,683   $    494,281

PAYMENTS TO PROFESSIONALS (MOR-9)       $  1,238,773   $  1,045,883  $  1,257,449   $  1,572,252

TOTAL DISBURSEMENTS (MOR-7)             $ 65,092,860   $ 63,507,042  $ 80,262,399   $ 78,079,249


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                 EXP.
      See attachment 2                                  DATE
-----------------------------

CASUALTY                           YES (x) NO (  )  08  - 01 - 02
LIABILITY                          YES (x) NO (  )  07  - 01 - 02
VEHICLE                            YES (x) NO (  )  07  - 01 - 02
WORKER'S                           YES (x) NO (  )  07  - 01 - 02
OTHER                              YES (x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid?  YES      If so, describe

                                See Attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe ----------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------



                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         ---------------------------------------------------
                                         (ORIGINAL SIGNATURE)



                  TITLE  VP Finance, CFO
                         ---------------------------------------------------





MOR-1

CASE NAME:  STERLING CHEMICALS, INC.        CASE NUMBER:  01-37806-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 15
                                                                         5/17/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250


                                                                    Page 4 of 15
                                                                         5/17/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

ATTACHMENT 3
POSTPETITION PAYMENT OF PREPETITION LIABILITIES

VENDOR                                                               AMOUNT              ORDER(1)
STERLING CHEMICALS, INC. CASE #01-37806-H4-11
City of Texas City                                                 165,001.83
Galveston County Tax Assessor                                      400,554.24
Texas City ISD                                                     838,392.03
Equistar Chemicals, LP                                             250,000.00
                                                                -------------
         TOTAL                                                  $1,653,948.10
                                                                =============

(1)  ALL PREPETITION PAYMENTS MADE IN APRIL WERE PURSUANT TO COURT APPROVAL
     OF THESE PAYMENTS RELATED TO STATE TAXES, WITH THE EXCEPTION OF THE EQUISTAR PAYMENT, WHICH WAS PURSUANT TO A SEPARATE COURT ORDER ALLOWING THE SETTLEMENT OF A PREPETITION CLAIM WITH EQUISTAR.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED APRIL 30, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     171                $   1,866              $       -                 $     152
        Trade accounts receivable, net              -                   67,997                     71                     2,626
        Other Receivables                           -                      624                      -                     2,694
        Due from affiliates                     1,205                   23,874                 13,782                         -
        Inventories                                 -                   32,762                      -                     8,535
        Prepaid expenses                           33                    7,578                      -                        52
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  134,701                 13,853                    14,059

Property, plant and equipment, net                  -                  121,481                  2,885                     5,977
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,162                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   34,560                      -                     1,258
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 386,977              $  21,900                 $  21,294
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 164                  183,715                  1,493                     6,413
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   36,577                      -                     9,186
        Unsecured debt                        186,538                  266,481                  1,110                    70,403
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,033)                 (59,747)                 3,963                    (7,678)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (1)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,665)                (510,587)                19,297                  (137,733)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,665)                (513,124)                19,297                  (137,333)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 386,977              $  21,900                 $  21,294
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $     164             $       -                 $      49
        Trade accounts receivable, net             -                     2,552                   872                     4,299
        Other Receivables                          -                     4,389                     -                         -
        Due from affiliates                    3,217                    55,026                   534                     7,527
        Inventories                                -                         -                   251                     1,803
        Prepaid expenses                        (283)                        -                     -                        21
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,934                    62,131                 1,657                    13,699

Property, plant and equipment, net                 -                         -                     -                    42,248
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   295,811                 1,519                         -
Other assets                                   2,593                     3,746                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,527                 $ 361,688             $   3,176                 $  55,947
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 59                    24,885                   537                     1,709
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          587                    10,780                     -                         -
        Unsecured debt                           840                   265,052                   170                    62,343
        Other / Intercompany                       -                         -                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 4,020                     1,557
        Retained earnings-Filing Date            779                   (90,594)                 (877)                    1,518
        Retained earnings-Post Filing Date      (390)                    1,017                  (674)                  (11,180)
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 389                    (6,181)                2,469                    (8,105)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       389                    (6,181)                2,469                    (8,105)

TOTAL LIABILITIES AND EQUITY                $  5,527                 $ 361,888             $   3,176                 $  55,947
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   2,402
        Trade accounts receivable, net              -                 78,417
        Other Receivables                           -                  7,707
        Due from affiliates                  (105,219)                   (54)
        Inventories                                 -                 43,351
        Prepaid expenses                            -                  7,401
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (105,219)               139,224

Property, plant and equipment, net                  -                172,591
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,662
Investments in Subs                          (381,672)                45,453
Other assets                                       (1)                43,021
                                            --------------------------------

TOTAL ASSETS                                $(486,892)             $ 406,951
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (41,841)              177,134
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (9,773)                47,357
        Unsecured debt                       (133,135)               719,802
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,249)              (546,018)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (75,722)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (1)
                                            --------------------------------
                                              (40,250)              (857,366)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,250)              (859,903)

TOTAL LIABILITIES AND EQUITY                $(486,892)            $  406,951
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-037806-H4-11

                     SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------
                                         10/31/01   11/30/01     12/31/01      1/31/02     2/28/02      3/31/02       4/30/02
                                                   (revised)
                                      ----------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                  $   29,556  $  35,921    $  25,602     $  43,566   $ 43,581  $    53,511   $   61,483
ROYALTY AND REVENUE PAYABLE                     --         --           --            --                      --           --
NOTES PAYABLE - INSURANCE                       --         --           --            --                      --           --
TAX PAYABLE:                                    --         --           --            --                      --
    Federal Payroll Taxes                       --        260           --            --                       8            8
    State Payroll & Sales                       45         39          178           231        364          437          405
    Ad Valorem Taxes                            --         --           --            --                      --           --
    Other Taxes                              2,175      2,800        3,383         3,901      4,527        5,162        5,795
TOTAL TAXES PAYABLE                     $    2,220  $   3,099    $   3,561     $   4,132   $  4,891  $     5,607   $    6,208
SECURED DEBT POST-PETITION                  44,780     49,084       51,301        51,346     51,127       56,066       78,668
ACCRUED INTEREST PAYABLE                       299        469          436           370        553          670          752
*ACCRUED PROFESSIONAL FEES:                  4,802      4,798        4,714         5,236      5,587        5,989        6,106
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs      21,729     22,520       31,422        37,458     31,736       31,003       30,498
  2.  Lease Operating Expenses/Capital          --         --           --            --         --           --           --
TOTAL POST-PETITION LIABILITIES (MOR-3) $  103,386  $ 115,891    $ 117,036     $ 142,108   $137,475  $   152,846 ) $  183,715
==============================================================================================================================


*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      APRIL  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $218,752    $ 207,065    $       8   $       404   $    6,177   $        5,098

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $218,752    $ 207,065    $       8   $       404   $    6,177    $       5,098
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 62,239    $ 62,239     $     --   $     --   $     --   $     --

        31-60           516         516           --         --         --         --

        61-90           911         911           --         --         --         --

        91 +         27,343      27,343           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 91,009    $ 91,009     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING APRIL 30, 2002


STATEMENT OF INCOME (LOSS)

                                                                                                                      ATTACHED
                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       42,567,625    $          193,956    $        1,707,430
TOTAL COST OF REVENUES                                         --            34,665,250               193,956             1,735,717
GROSS PROFIT                                   $               --    $        7,902,375    $               --    $          (28,287)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $           46,778    $          631,122    $               --    $           99,565
  Insiders Compensation                                        --               494,281                    --                    --
  Professional Fees                                            --             1,736,873                    --                    --
  Other (Earnings in Joint Venture)                            --                15,879               (15,879)                   --

TOTAL OPERATING EXPENSE                        $           46,778    $        2,878,155    $          (15,879)   $           99,565
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $          (46,778)   $        5,024,220    $           15,879    $         (127,852)
INTEREST EXPENSE (includes amort of debt fees)               (188)            2,578,733                    --               614,434
DEPRECIATION                                                   --             1,949,794                    --                47,616
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $             (188)   $        4,528,527    $               --    $          662,050
====================================================================================================================================
NET INCOME BEFORE TAXES                        $          (46,590)   $          495,693    $           15,879    $         (789,902)
INCOME TAXES                                                   --                    --                 1,601                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $          (46,590)   $          495,693    $           14,278    $         (789,902)
====================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11
                                                ------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $        1,076,963   $          365,854
TOTAL COST OF REVENUES                                          --                68,649              494,189
GROSS PROFIT                                    $           83,333    $        1,008,314   $         (128,335)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            5,936    $          242,315   $          (73,531)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            5,936    $          242,315   $          (73,531)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           77,397    $          765,999   $          (54,804)
INTEREST EXPENSE (includes amort of debt fees)              37,665               178,602                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          664,397   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           16,732    $          101,602   $          (54,804)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           16,732    $          101,602   $          (54,804)
==============================================================================================================

                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------


REVENUES  (MOR-1)                                   $        3,332,627   $         (83,333)    $      49,244,455
TOTAL COST OF REVENUES                                       2,030,382             (83,333)           39,104,810
GROSS PROFIT                                        $        1,302,245   $              --     $      10,139,645
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          609,715   $        (540,833)            1,021,067
  Insiders Compensation                                             --                  --               494,281
  Professional Fees                                                 --                  --             1,736,873
  Other (Earnings in Joint Venture)                                 --                  --                    --


TOTAL OPERATING EXPENSE                             $          609,715   $        (540,833)    $       3,252,221
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          692,530   $         540,833             6,887,424
INTEREST EXPENSE (includes amort of debt fees)                      --             540,833             3,950,079
DEPRECIATION                                                   327,490                  --             2,833,695
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          327,490   $         540,833     $       6,783,774
=================================================================================================================
NET INCOME BEFORE TAXES                             $          365,040   $              --     $         103,650
INCOME TAXES                                                        --                  --                 1,601
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          365,040   $              --     $         102,049
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                                                                                                      FILING TO
  DISBURSEMENTS                     Oct-01       Nov-01       Dec-01      Jan-02      Feb-02      Mar-02      Apr-02       DATE
  -------------                   -----------  ----------   ----------  ----------  ---------- ------------ ----------  -----------
1. CASH-BEGINNING OF MONTH          1,217,400     159,499     (421,404)   (256,194)    498,098  (1,530,893)   (605,842)   9,346,546
                                  ===========  ==========   ==========  ==========  ==========  ==========  ==========  ===========

RECEIPTS:

2. CASH SALES                              --          --           --          --          --          --          --           --

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                      23,372,230  20,886,265   22,270,996  24,602,303  20,717,983  25,478,506  17,926,575  217,132,387

4. LOANS & ADVANCES - CIT
   REVOLVER                        35,600,000  31,300,000   29,200,000  31,600,000  26,900,000  36,300,000  46,100,000  299,400,000

5. SALE OF ASSETS                          --          --           --          --          --          --          --           --

6. OTHER (attach list)             12,435,815  12,134,485   11,415,178   9,644,850  13,860,068  19,408,945  16,090,857  122,076,092
                                   ----------  ----------   ----------  ----------  ----------  ----------  ----------  -----------
TOTAL RECEIPTS                     71,408,045  64,320,750   62,886,174  65,847,152  61,478,051  81,187,451  80,117,432  638,608,479
                                   ----------  ----------   ----------  ----------  ----------  ----------  ----------  -----------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*               N/A         N/A          N/A         N/A         N/A         N/A         N/A          N/A
                                  ===========  ==========   ==========  ==========  ==========  ==========  ==========  ===========
DISBURSEMENTS:

7. NET PAYROLL                      1,820,918   2,759,985    1,932,984   1,297,213   1,930,462   2,601,421   1,983,856   18,943,905

8. PAYROLL TAXES PAID                 898,310     443,402      870,019     974,973     972,750   1,053,588     932,205    8,371,837

9. SALES, USE & OTHER TAXES
   PAID                                54,688      55,177       50,776      57,123          --   1,404,405   1,650,149    4,777,119

10.SECURED/RENTAL/LEASES              267,731     179,910      184,920     161,222     154,571      99,905      30,705    1,453,640

11.UTILITIES                        5,169,539   3,737,135    4,230,558   2,765,343   2,158,233   1,150,288   6,922,372   31,203,454

12.INSURANCE                          452,349     425,842      456,145     728,204     589,057     410,554      50,625    5,412,442

13.INVENTORY PURCHASES             12,316,618  12,485,921    8,921,056  11,876,414   2,984,285  10,861,846  17,691,587   99,949,637

14.VEHICLE EXPENSES                        --          --           --          --          --          --          --           --

15.TRAVEL & ENTERTAINMENT              48,462      53,052       64,095      60,079      63,635      36,818      65,732      462,723

16.REPAIRS, MAINTENANCE &
   SUPPLIES                         1,519,414   1,100,361    1,085,130   1,487,951   7,400,962   4,837,494   3,235,006   23,107,831

17.ADMINISTRATIVE & SELLING         3,178,324   3,136,392    3,142,158   2,804,552   2,442,379   3,841,855   4,503,340   26,066,542

18.OTHER (attach list)             45,331,111  39,721,594   41,099,335  41,641,012  43,639,825  52,706,777  39,441,420  418,627,799

TOTAL DISBURSEMENTS FROM
   OPERATIONS                      71,057,466  64,098,769   62,037,177  63,854,086  62,336,159  79,004,950  76,506,997  638,376,929

19.PROFESSIONAL FEES                1,368,231     802,884      683,788   1,185,274   1,045,883   1,257,449   1,525,502    7,880,254

20.U.S. TRUSTEE FEES                   40,250          --           --      53,500          --          --      46,750      140,500

21.OTHER REORGANIZATION
     EXPENSES (attach list)                --          --           --          --     125,000          --          --      125,000

                                   ----------  ----------   ----------  ----------  ----------  ----------  ----------  -----------
TOTAL DISBURSEMENTS                72,465,946  64,901,653   62,720,965  65,092,860  63,507,042  80,262,399  78,079,249  646,522,683
                                  ===========  ==========   ==========  ==========  ==========  ==========  ==========  ===========

22.NET CASH FLOW                   (1,057,901)   (580,903)     165,210     754,292  (2,028,991)    925,052   2,038,183   (7,914,205)

23.CASH - END OF MONTH (MOR-2)        159,499    (421,404)    (256,194)    498,098  (1,530,893)   (605,842)  1,432,341    1,432,341

           MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


   OTHER CASH RECEIPTS AND                                                                                                FILING TO
   DISBURSEMENTS:                   Oct-01      Nov-01    Dec-01       Jan-02       Feb-02       Mar-02       Apr-02        DATE
                                  ----------  ---------- ----------  ----------   ----------  ------------  ----------  -----------
6.  OTHER RECEIPTS:

    Interest Income                       --          --         --          --           --            --          --       80,302

    401(k) Plan Refund                    --          --         --          --           --            --          --           --

    Cobra Insurance Payment               --          --         --          --           --            --          --           --

    Miscellaneous                  1,147,947     181,336    146,500     100,833      223,221       131,124     195,444    2,606,687

    Royalty Owners Trust Account          --          --         --          --           --            --          --           --

    Emission Credits                      --          --         --          --           --            --          --           --

    Account Transfers             11,197,868   9,047,528 10,348,106   9,120,571   13,636,846    17,715,686  15,239,518  111,619,435

    Intercompany Transfers            90,000   2,905,621    920,573     423,445           --     1,562,134     655,895    7,769,668
                                  ----------  ---------- ----------  ----------   ----------  ------------  ----------  -----------
   TOTAL OTHER RECEIPTS           12,435,815  12,134,485 11,415,178   9,644,850   13,860,068    19,408,945  16,090,857  122,076,092
                                  ==========  ========== ==========  ==========   ==========  ============  ==========  ===========
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense               --          --         --          --           --            --          --           --

    Workover Expense                      --          --         --          --           --            --          --           --

    Capital Expenditures             408,428     297,523    558,388   1,491,633    1,841,654     1,418,900    (581,465)   5,944,698

    Revenue & Royalties                   --          --         --          --            -            --          --           --

    Interest Payment                  97,161          --         --          --            -            --          --       97,161

    Employee Benefits              2,430,056   1,259,446  1,276,424   2,711,036    1,602,513     2,285,842   2,492,292   17,698,003

    Severance tax                         --          --         --          --            -            --          --           --

    Pre-petition checks voided
       in current period                  --          --         --          --            -            --          --      (30,000)

    Account Transfers             11,197,868   9,047,528 10,348,106   9,120,571   13,636,846    17,715,686  15,239,518  111,619,435

    CIT Revolver Payments         24,983,680  21,322,848 22,948,750  23,718,420   21,934,238    25,605,169  17,344,416  233,815,684

    Intercompany Transfers         6,213,918   7,794,248  5,967,667   4,599,352    4,624,574     5,681,179   4,946,658   49,482,818
                                  ----------  ---------- ----------  ----------   ----------  ------------  ----------  -----------
TOTAL OTHER DISBURSEMENTS         45,331,111  39,721,594 41,099,335  41,641,012   43,639,825    52,706,777  39,441,420  418,627,799
                                  ==========  ========== ==========  ==========   ==========  ============  ==========  ===========



                      MOR-7 ATTACHMENT

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                             Chase             Chase             Chase             Chase              Chase
  DISBURSEMENTS                              00103275427       00101824317       00103316882        103405743       6301810002508
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                           --               100            57,582           625,848        (1,295,124)
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                           15,628,692

  4.  LOANS & ADVANCES - CIT REVOLVER                                               46,100,000

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                               --                --           755,895         4,150,000        10,476,967
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                        --        15,628,692        46,855,895         4,150,000        10,476,967
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                                             1,983,856                --

  8.  PAYROLL TAXES PAID                                                                                 932,205

  9.  SALES, USE & OTHER TAXES PAID                                                    244,438                           1,405,711

  10. SECURED/RENTAL/LEASES                                                                                                 30,705

  11. UTILITIES                                                                      6,922,372

  12. INSURANCE                                                                         49,921                                 705

  13. INVENTORY PURCHASES                                                           17,455,481                             236,106

  14. VEHICLE EXPENSES

  15. TRAVEL & ENTERTAINMENT                                                                                                65,732

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                  159,589                           3,075,417

  17. ADMINISTRATIVE & SELLING                                                         249,151                           4,254,189

  18. OTHER (attach list)                               --        14,846,724        21,832,409                --          (247,956)
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS                   --        14,846,724        46,913,360         2,916,061         8,820,608
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --         1,525,502

  20. U.S. TRUSTEE FEES                                 --                --                --                --            46,750

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                                   --        14,846,724        46,913,360         2,916,061        10,392,860
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --           781,968           (57,465)        1,233,939            84,106

  23. CASH - END OF MONTH (MOR-2)                       --           782,068               116         1,859,787        (1,211,018)

                                                                                    782,184.55      1,859,787.49     (1,211,017.93)
                                                                                          0.00              0.00              0.00


  CASH RECEIPTS AND                             Chase              Chase          Wells Fargo         Bank One           Total
  DISBURSEMENTS                             6301810036508     6301810028508       4496870106          5561833           Debtor
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------
  1.  CASH-BEGINNING OF MONTH                           --                --                --             5,753          (605,842)
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                                2,297,883        17,926,575

  4.  LOANS & ADVANCES - CIT REVOLVER                                                                                   46,100,000

  5.  SALE OF ASSETS                                                                                                            --

  6.  OTHER (attach list)                          497,614            14,937                --           195,444        16,090,857
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                   497,614            14,937                --         2,493,326        80,117,432
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --                --         1,983,856

  8.  PAYROLL TAXES PAID                                                                                                   932,205

  9.  SALES, USE & OTHER TAXES PAID                                                                                      1,650,149

  10. SECURED/RENTAL/LEASES                                                                                                 30,705

  11. UTILITIES                                                                                                          6,922,372

  12. INSURANCE                                                                                                             50,625

  13. INVENTORY PURCHASES                                                                                               17,691,587

  14. VEHICLE EXPENSES                                                                                                          --

  15. TRAVEL & ENTERTAINMENT                                                                                                65,732

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                    3,235,006

  17. ADMINISTRATIVE & SELLING                                                                                           4,503,340

  18. OTHER (attach list)                          497,614            14,937                --         2,497,692        39,441,420
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS              497,614            14,937                --         2,497,692        76,506,997
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --         1,525,502

  20. U.S. TRUSTEE FEES                                 --                --                --                --            46,750

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                              497,614            14,937                --         2,497,692        78,079,249
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --                --                --            (4,366)        2,038,183

  23. CASH - END OF MONTH (MOR-2)                       --                --                --             1,387         1,432,341
                                                                                                        1,387.05
                                                                                                            0.00


MOR-7

                     * Applies to Individual debtor's only.

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


OTHER CASH RECEIPTS AND                         Chase          Chase           Chase           Chase           Chase
DISBURSEMENTS:                               00103275427    00101824317     00103316882      103405743     6301810002508
--------------                               -----------    -----------     -----------      ---------     -------------
6.   OTHER RECEIPTS:

     Interest Income

     401(k) Plan Refund

     Cobra Insurance Payment

     Miscellaneous

     Royalty Owners Trust Account

     Emission Credits

     Account Transfers                                                        100,000       4,150,000        10,476,967

     Intercompany Transfers                                                   655,895
                                             -----------   ----------      ----------       ---------        ----------
TOTAL OTHER RECEIPTS                                  --           --         755,895       4,150,000        10,476,967
                                             ===========   ==========      ==========       =========        ==========
18.  OTHER DISBURSEMENTS:

     Lease Operating Expense

     Workover Expense

     Capital Expenditures                                                                                      (581,465)

     Revenue & Royalties

     Interest Payment

     Employee Benefits                                                      1,646,232                           333,509

     Severance tax

     Pre-petition checks voided in current period

     Account Transfers                                                     15,239,518

     CIT Revolver Payments                                 14,846,724              --

     Intercompany Transfers                                                 4,946,658
                                             -----------   ----------      ----------       ---------        ----------
TOTAL OTHER DISBURSEMENTS                             --   14,846,724      21,832,409              --          (247,956)
                                             ===========   ==========      ==========       =========        ==========

OTHER CASH RECEIPTS AND                        Chase           Chase         Wells Fargo        Bank One        Total
DISBURSEMENTS:                             6301810036508   6301810028508      4496870106         5561833       Debtor
--------------                             -------------   -------------   --------------   ------------   -------------
6.   OTHER RECEIPTS:

     Interest Income                                                                                                --

     401(k) Plan Refund                                                                                             --

     Cobra Insurance Payment                                                                                        --

     Miscellaneous                                                                             195,444         195,444

     Royalty Owners Trust Account                                                                                   --

     Emission Credits                                                                                               --

     Account Transfers                         497,614         14,937                                       15,239,518

     Intercompany Transfers                                                                                    655,895
                                             ---------      ---------    ------------       ----------      ----------
TOTAL OTHER RECEIPTS                           497,614         14,937              --          195,444      16,090,857
                                             =========      =========    ============       ==========      ==========

18.  OTHER DISBURSEMENTS:
     Lease Operating Expense                                                                                        --

     Workover Expense                                                                                               --

     Capital Expenditures                                                                                     (581,465)

     Revenue & Royalties                                                                                            --

     Interest Payment                                                                                               --

     Employee Benefits                         497,614         14,937                                        2,492,292

     Severance tax                                                                                                  --

     Pre-petition checks voided in
        current period                                                                                              --

     Account Transfers                                                                                      15,239,518

     CIT Revolver Payments                                                                   2,497,692      17,344,416

     Intercompany Transfers                                                                                  4,946,658
                                             ---------      ---------    ------------       ----------      ----------
TOTAL OTHER DISBURSEMENTS                      497,614         14,937              --        2,497,692      39,441,420
                                             =========      =========    ============       ==========      ==========


         MOR-7 ATTACHMENT

CASE NAME:    Sterling Chemicals, Inc.                CASE NUMBER: 01-37806-H-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF            APRIL 2002
                                  ---------------------------------


                                 CLOSED
BANK NAME                    Chase Bk of TX      Chase Bk of TX     Chase Bk of TX     Chase Bk of TX     Chase Bk of DE
ACCOUNT NUMBER                 00103275427         00101824317       00103316882        00103405743        6301810036508
--------------
ACCOUNT TYPE                Special Disb Fund       AR Wires        Concentration         Payroll          Contr. Disb.
--------------              ------------------  ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $       782,068    $           116    $     1,057,320    $            --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                                                            (1,211,017)

OTHER                                                                            1            802,467
                             ---------------    ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $       782,068    $           117    $     1,859,787    $    (1,211,017)
                             ===============    ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $           100    $        57,582    $       625,848    $    (1,295,124)

RECEIPTS                                              15,628,692        46,100,000

TRANSFERS BETWEEN ACCOUNTS                --                           (19,430,281)         4,150,000         10,476,967

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS                --        (14,846,724)       (26,727,184)        (2,916,061)       (10,392,860)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $       782,068    $           117    $     1,859,787    $    (1,211,017)
                             ===============    ===============    ===============    ===============    ===============

                                                                        CLOSED
BANK NAME                    Chase Bk of Del    Chase Bk of Del      Wells Fargo         Bank One
ACCOUNT NUMBER                6301810036508      6301810028508        4496870106          5561833
--------------
ACCOUNT TYPE                   Sal Ben Disb      Flex Ben Disb      Concentration         Lockbox             TOTAL
--------------               ---------------    ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $            --    $            --    $         1,813    $     1,841,317

DEPOSIT IN TRANSIT                                                                                                    --

OUTSTANDING CHECKS                                                                                            (1,211,017)

OTHER                                                                                            (426)           802,042
                             ---------------    ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $            --    $            --    $         1,387    $     1,432,341
                             ===============    ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $            --    $            --    $         5,753    $      (605,842)

RECEIPTS                                                                                    2,493,326         64,222,018

TRANSFERS BETWEEN ACCOUNTS           497,614             14,937                                               (4,290,763)

(WITHDRAWAL) CONTRIBUTION-                                                                                            --

BY INDIVIDUAL DEBTOR MFR-2                                                                                            --

CHECKS/OTHER DISBURSEMENTS          (497,614)           (14,937)                           (2,497,692)       (57,893,072)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $            --    $            --    $         1,387    $     1,432,341
                             ===============    ===============    ===============    ===============    ===============

                MOR-8

CASE NAME:  STERLING CHEMICALS, INC.
CASE NUMBER:     01-37806-H4-11


PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)



               INSIDERS:                                                                                                  FILING TO
       NAME/POSITION/COMP TYPE(2)         Oct-2001   Nov-2001   Dec-2001   Jan-2002  Feb-2002    Mar-2002    Apr-2002       DATE
---------------------------------------  ----------  ---------  ---------  --------- --------    --------    --------     ----------
 1. Frank Diassi/Chairman
    of Board/Salary                      $   31,250  $  31,250  $  31,250  $      --                         $     --     $  171,875
 2. Frank Diassi/Chairman
    of Board/Bonus                               --         --                                                                23,438
 3. Frank Diassi/Chairman
    of Board/Expenses                            --         --         --         --                                           2,262
 4. Frank Diassi/Chairman
    of Board/Vacation payout                                       45,193                                                     45,193
 5. David Elkins/President/Salary            29,167     29,167     29,167     29,167   29,167       30,333     30,333        279,418
 6. David Elkins/President/Bonus                 --         --     21,875         --                22,750    136,500        203,000
 7. David Elkins/President/Expenses             410         --      2,035      3,378    4,601           --      5,115         20,587
 8. David Elkins/President/Life
    Insurance                                                                  2,184                    --         --          2,184
 9. Richard Crump/Exec VP Opers/Salary       25,000     25,000     25,000     28,636   27,500       27,917     27,917        249,470
10. Richard Crump/Exec VP Opers/Bonus            --         --     18,750      1,875                20,938    125,625        185,938
11. Richard Crump/Exec VP Opers/Expense         642      2,331        531      4,453    5,404        4,610      6,728         29,830
12. Paul Vanderhoven/VP Finance &
    CFO/Salary                               16,667     16,667     16,667     16,667   16,667       18,333     18,333        161,668
13. Paul Vanderhoven/VP Finance &
    CFO/Bonus                                    --         --     10,000         --                11,000     79,200        110,200
14. Paul Vanderhoven/VP Finance &
    CFO/Expense                                 974         --      2,199      4,509    4,629        2,474      6,402         26,760
15. Robert Roten/Former Pres & Board
    Member/SERP                               2,328      2,328      2,328      2,328    2,328        2,328      2,328         20,952
16. Robert Roten/Former Pres & Board
    Member/Consulting fee                        --         --         --         --   10,000       10,000     10,000         40,000
17. Robert Roten/Former Pres & Board
    Member/BOD fee                           17,550         --                15,150       --           --     13,750         46,450
18. Rolf Towe/Board Member/BOD fees          10,150         --                10,850       --           --      9,650         30,650
19. Rolf Towe/Board Member/Expenses              --         --         --         --   16,133           --                    16,133
20. Hunter Nelson/Board Member               13,550         --                11,150       --           --     10,350         35,050
21. Frank Hevrdejs/Board Member              10,750         --                12,250       --           --     12,050         35,050
                                         ----------  ---------  ---------  --------- --------    ---------   --------     ----------
TOTAL INSIDERS (MOR-1)                   $  158,438  $ 106,743  $ 204,995  $ 142,597 $116,429    $ 150,683   $494,281     $1,736,108
                                         ==========  =========  =========  ========= ========    =========   ========     ==========


       PROFESSIONALS                                                                                                     FILING TO
      NAME/ORDER DATE         Oct-2001    Nov-2001   Dec-2001     Jan-2002     Feb-2002      Mar-2002      Apr-2002        DATE
---------------------------  ----------   ---------  ---------   ----------  ------------  -----------   -----------    -----------
 1. Logan & Company, Inc.    $   15,330   $  65,978  $  30,272   $ 9,958.00  $  15,624.27  $    23,247   $     3,541    $   175,194
 2. Andrews & Kurth LLP         324,139          --    210,726      139,340    128,643.28      213,187       132,819      1,148,856
 3. US Trustee                   40,250          --         --       53,500            --           --        46,750        140,500
 4. Skadden, Arps, Slate,
    Meagher & Flom LLP          751,593          --         --      293,229    466,138.76      634,706       321,403      2,467,070
 5. Akin Gump Strauss           277,168     126,980    231,124           --     35,089.74      120,257        78,728        869,347
 6. Arthur Andersen                  --     134,935     31,792      115,041     22,556.70           --        95,421        399,745
 7. Lazard Freres & Co. LLC                 268,613         --           --    284,550.16      153,356       295,856      1,002,375
 8. Baker & Botts                           154,797    132,523      111,985     46,197.50       32,861        66,007        544,370
 9. Groom Law Group                          11,331      4,587       10,078      9,773.24        9,738        23,879         69,386
10. Nexant, Inc.                             40,250     42,764        8,399     37,309.09       16,416         9,595        154,734
11. Greenhill & Co.                                                 497,243            --       53,680       498,253      1,049,176
                             ----------   ---------  ----------  ----------  ------------  -----------   -----------    -----------
TOTAL PROFESSIONALS (MOR-1)  $1,408,481   $ 802,884  $ 683,788   $1,238,773  $  1,045,883  $ 1,257,449   $ 1,572,252    $ 8,020,752
                             ==========   =========  ==========  ==========  ============  ===========   ===========    ===========


(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.


           MOR-9